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                                                                  EXHIBIT 99.280

                          UNCAPPING ANCILLARY SERVICES

                             MARKET ISSUES MEETING
                                AUGUST 12, 1998

SUMMARY OF PRESENT SITUATION

         --       Price caps are temporary

         --       Generators are getting less than they think they should

         -- Loads are paying more than they think they should, but less that they could as FERC initially structured it.

CRITERIA FOR REVIEWING CAPS

         -- Need supply sufficiency so that people can't charge whatever they want.

         --       Demand elasticity i.e. loads can refuse exorbitant prices.

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HERE ARE THE CATEGORIES I USED.

A.       IN THE WORKS ALREADY. STATUS/ACCELERATION NEEDED.

B.       NOT DIRECTLY IN ISO CONTROL

DE.      DEMAND ELASTICITY

SS.      SUPPLY SUFFICIENCY

NS.      NO SOFTWARE CHANGE NEEDED

OI.      OPERATOR ACTION/INTERVENTION

THE ISO COULD TAKE "A" AND "NS" AND BEGIN WORK IMMEDIATELY IF THEY ARE HIGH PRIORITY

OI GROUP COULD LOOK AT WHY MUST THIS OCCUR? IF IT MUST, FORMALIZE CRITERIA AND COMMUNICATIONS.

B COULD BE ADDRESSED BY IOU/REGULATORY/MUNICIPAL REPRESENTATION IN THE GROUP.

DE AND SS MAY EACH DESERVE SUB-GROUPS.
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SUPPLY SUFFICIENCY

A        --       Change software so that it considers only the upward range for regulation bids. (Agreed. ISO is doing this)

A        --       Allow bids from outside of the control area. A couple hundred
                  MW coming in. (Agreed. This is in place. Is it working)?

B        --       Promote A/S market participation by munis/government
                  utilities.(How)?

A        --       Accelerate software modifications to allocate A/S costs by metered load. (How does this help the objective)?

A        --       Accelerate software modifications to allow inter-SC trades for
                  A/S. (Status)?

DEMAND ELASTICITY

DE       --       Allow supplemental load bids - price threshold set by SC for load curtailment.

S        --       Promote A/S self provision - remove software barriers,
                  facilitate Independent A/S markets. (What's stopping this now) (Does inter-SC trade provisions for A/S address this?)

COMMENTS AND SUGGESTIONS

         --       Make sure the ISO requirements are reasonable. (For what)?

SS       --       Does the ISO know accurately how much A/S is available? (Good question. Where could we be missing)?

         -- Address the conflict between adjustment bids and A/S (CONG/ASM interface) (OK. What's this? How does this help)?

NS       --       Allow emergency ramp rates that exceed normal ramps (Would this help? Or does it happen anyway)?

NS       --       Look at unit maximum capacities.

NS       --       The market needs a detailed description of what we mean by the
                  ISO Procuring A/S based on the ISO load forecast. (Agreed. We will do it. How About -how we plan to allocate cost)?

         -- Need to separate DA and HA A/S market procurement. (More definition ??)


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         --       Raise/eliminate caps to the low end of the market.(More
                  definition??

DE       --       Demand elasticity may be compromised by procuring based on ISO forecast rather than on scheduled loads. (Explain.
                  Interesting, so what's the Recommendation?).

OI       --       ISO should explain how it is using RMR units to address the
                  A/S situation. (Agreed, but does this help our objective)?

OI       --       Is the ISO fully using market mechanisms before dispatching
                  RMR? (Agreed, but does this help)?

OI       --       Skipped BEEP bids discourage A/S bids.

SS       --       Should parties with capped prices be required to offer
                  services? (This is not Market based).

SS       --       Allow the same unit to self-provide, sell into the market and export.

DE       --       How to facilitate/certify N/S replacement from loads?

B        --       AB1890 caps are impediment. (How can we fix?)

DE/B     --       IOUs could seek CPUC approval for load programs

DE       --       Better information on OASIS for ESPs, others. (What
                  specifics??)

DE       --        Allow loads to have more than one SC - one for energy, one for A/S. (Sounds good, but does this increase A/S supply).

SS       --       Make self-provision price sensitive (I will self-provide if the market price Exceeds $XX). (Interesting- Does this increase the supply of A/S or make the demand truly elastic)?

SS       --       Allow real time A/S provision from ties through settlements
                  (Allow more than one schedule at a tie point)?

SS       --       A/S adjustment bids for transmission?

SS       --       Consider alternative to sequential auction?

         -- What are the criteria for determining that the problem is fixed?

         -- Develop criteria for adjusting caps. (Let's dedicate our time to eliminating).


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OI       --       Address differences between the tariff/protocols and current
                  ISO practices Before redesigning the A/S market. One question is whether practices are consistent with tariff/protocols. Another is setting the criteria for special operator intervention and communication).

                  -        Allow intrazonal procurement
                  -        Ramp rates
                  -        Different size block

ANCILLARY SERVICES REDESIGN PROJECT
OBJECTIVES (FROM THE MARKET ISSUES FORUM)

         -- Simplify the auction process and software. (Good- How does it help)?

         -- Facilitate least cost procurement. (If it's market based, this will happen).

         -- Encourage market participation. (It it's market based, this will happen).

         --       Facilitate demand elasticity. (Covered in objective).


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